UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________________________________________________________________
FORM 8-K
 _____________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 16, 2019
 _____________________________________________________________________________________
GREENHILL & CO., INC.
(Exact name of registrant as specified in its charter)

__________________________________________________________________________
Commission File Number: 001-32147

Delaware	51-0500737
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

300 Park Avenue New York, New York	10022 (ZIP Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 389-1500
Former name or former address, if changed since last report: NOT APPLICABLE
  _____________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01 per share	GHL	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement
On May 16, 2019, Greenhill & Co., Inc. (the “Company”) entered into a new Office Lease (the “Lease”) with Rockefeller Center North, Inc., (the “Landlord”) to lease approximately 78,000 square feet located at 1271 Avenue of the Americas, New York, N.Y. 10020 (the “Premises”) for the Company’s new principal executive offices. Rental payments are scheduled to commence on November 1, 2020 and shall continue for a term of 15 years and 3 months. The Company has the option to renew the Lease for two successive five year terms. The Lease provides for approximate annual base rent of (i) $7.1 million in each of years one through five (plus an additional three months), (ii) $7.6 million for each of the following 5 years and (iii) $8.2 million for each of the ensuing 5 years. In addition to the base rent, the Company is responsible for its pro rata share of certain other customary costs and charges. The Company will be entitled to a one-time improvement allowance of approximately $11.9 million for costs related to the design and construction of improvements that are permanently affixed to the Premises.
The Company will obtain and deliver to Landlord a security deposit in the form of a standby letter of credit (the “Letter of Credit”) in the amount of approximately $5.9 million. Under certain circumstances, the Company will be entitled to periodically reduce the amount of the Letter of Credit amount down ultimately to approximately $3.5 million from and after the fifth anniversary of the rent commencement.
The foregoing description of the terms of the Lease does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease, which is attached to this Current Report on Form 8-K as Exhibit 10.1.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The Company entered into the Lease with Rockefeller Center North, Inc. The information set forth above under Item 1.01 is incorporated by reference herein.

Section 9.	Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits. The following exhibit is being furnished as part of this Report.

Exhibit Number	Description

10.1	Lease between Rockefeller Center North, Inc. and Greenhill & Co., Inc. dated May 16, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Greenhill & Co., Inc.

Date: May 21, 2019	By:	/s/ Harold J. Rodriguez, Jr.
Name: Harold J. Rodriguez, Jr.
Title: Chief Financial Officer